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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):     December 10, 1996



                  CENTURY HILLCRESTE APARTMENT INVESTORS, L.P.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



   California                   33-22857                        95-4166241
----------------          ----------------------            -----------------
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                   Identification
incorporation)                                                     Number)



                            9090 Wilshire Boulevard
                                   Suite 210
                        Beverly Hills, California 90211
                        -------------------------------
                     Address of Principal Executive Offices



Registrant's telephone number, including area code:         310/278-2191





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ITEM 5.  OTHER EVENTS.

                 The Registrant recently became aware that an entity identified as MacKenzie Patterson, Inc. ("MacKenzie") was apparently conducting a tender offer for Units in the Registrant pursuant to an undated "Offer to Purchase Limited Partnership Interests." Registrant has no further information about this "Offer" or MacKenzie. Within ten days of confirming that Limited Partners were receiving the "Offer," the General Partners on behalf of the Registrant, by letter, mailed on or about December 10, 1996, advised the Limited Partners that the General Partners recommended rejecting the "Offer" because they believe that it does not reflect the true value of the Units. Copies of the "Offer" and the Registrant's letter are attached hereto as Exhibits.






ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits


         The following exhibits are attached to this Current Report and thereby made a part thereof:

                 1. Copy of the "Offer to Purchase Limited Partnership Interest" documents as received from Registrant's Limited Partners.

                 2.       Copy of the Registrant's letter to Limited Partners.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  December 11, 1996



                                  CENTURY HILLCRESTE APARTMENT INVESTORS, L.P., A CALIFORNIA LIMITED PARTNERSHIP

                                  BY: NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                                      A CALIFORNIA CORPORATION,
                                      ITS GENERAL PARTNER


                                      By: Patricia W. Toy
                                          Its:    Senior Vice President and
                                                  Assistant Secretary






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